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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 19, 2007

                              TECHTEAM GLOBAL, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                        0-16284                 38-2774613
(State or other jurisdiction            (Commission             (IRS Employer
      of incorporation)                  File No.)           Identification No.)

         27335 West 11 Mile Road
          Southfield, Michigan                                           48033
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number including area code: (248) 357-2866

________________________________________________________________________________
          (Former name or former address if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

          On January 19, 2007, TechTeam Global AB ("TechTeam"), a Swedish limited liability company and a wholly-owned subsidiary of TechTeam Global, Inc., executed a Share Purchase Agreement ("SPA") to acquire all of the outstanding equity in SQM Sverige AB ("SQM") from SQM Nordic AB. SQM is a limited liability company based in Stockholm, Sweden, with annual revenue in 2006 expected to exceed $11 million, which provides information technology ("IT") outsourcing services, including technical staffing solutions, IT infrastructure support solutions and management consulting relating to corporate IT support operations.

          The closing of the purchase is conditioned upon, among other things, the approval of the sale by the majority of the shareholders of SQM Nordic AB. Assuming the conditions to closing are met, TechTeam anticipates closing the transaction on or about February 9, 2007.

          The SPA provides initial consideration to be paid by TechTeam at closing of 37,300,000 Swedish Kroner ("SEK") (on January 19, 2007, the exchange rate was 7.03 SEK to one US dollar) less SQM's outstanding debt. Of the initial consideration, SEK 5,730,000 will be withheld as an indemnity holdback for a period of one year after closing to cover any potential claims for indemnity or breach of representation and warranties. If SQM meets a revenue target of SEK 93,500,000 for fiscal 2007, TechTeam will pay an additional purchase price of SEK 4,200,000.

          The statements contained in this Current Report on Form 8-K are not purely historical, including statements regarding the Company's expectations, hopes, beliefs, intentions, or strategies regarding the future, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding, among other things, the Company's performance going forward. Forward-looking statements may be identified by words including, but not limited to, "anticipates," "believes," "intends," "estimates," "promises," "expects," "should," "conditioned upon," and similar expressions. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors. Such factors include, but are not limited to, the failure of SQM Nordic AB's shareholders to approve the transaction. All forward-looking statements included in this 8-K are based on information available to the Company on the date hereof, and the Company assumes no obligation to update any such forward-looking statements. Prospective investors should also review the Company's Reports on Forms 8-K, 10-Q, and 10-K filed with the United States Securities and Exchange Commission, including Management's Discussion and Analysis of Financial


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     Condition and Results of Operations, and the risks described therein from time to time.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        TECHTEAM GLOBAL, INC.


                                        By /s/ Michael A. Sosin
                                           -------------------------------------
                                           Michael A. Sosin
                                           Vice President, General Counsel and
                                           Secretary

Date: January 23, 2007


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